UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455
                                                     ---------

                     Dreman/Claymore Dividend & Income Fund
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               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                            2455 Corporate West Drive
                                 Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2008
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

          ANNUAL
          REPORT
October 31, 2008

                             Dreman/Claymore  |  DCS
                      Dividend & Income Fund

Photo of: Lake and trees

DREMAN VALUE MANAGEMENT, LLC

Logo: CLAYMORE(SM)

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                www.dremanclaymore.com
          ... YOUR PATH TO THE LATEST,
 MOST UP-TO-DATE INFORMATION ABOUT THE
DREMAN/CLAYMORE DIVIDEND & INCOME FUND

Photo of: Lake and Trees

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.DREMANCLAYMORE.COM, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o    Monthly portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 Annual Report | October 31, 2008

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DCS | Dreman/Claymore Dividend & Income Fund

Photo of: David N. Dreman

Dear SHAREHOLDER |

This report covers the performance of the Dreman/Claymore Dividend & Income Fund (the "Fund") for the fiscal year ended October 31, 2008. This has been an extraordinarily difficult period for all investors, and we are disappointed to report that the Fund performed very poorly.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The basis for our security selection process comes from Dreman Value Management's contrarian value philosophy of investing, which focuses on what we believe to be quality companies trading at attractive valuations relative to the market. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to help balance the impact on return of rising or falling interest rates.

All Fund returns cited-- whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund returned -83.31% and -81.30% based on market price and NAV, respectively. As of October 31, 2008, the Fund's market price of $2.98 represented a discount of 24.17% to NAV of $3.93. A year earlier, at October 31, 2007, the Fund's closing market price was $19.62 and NAV was $22.79, representing a discount of 13.9%.

During the 12-month period ended October 31, 2008, the Fund paid four quarterly dividends of $0.325 per share. As the value of the Fund's total assets declined, the reduced asset base no longer provided income and dividends sufficient to sustain the Fund's historical dividend rate. On November 3, 2008, the Fund declared a quarterly dividend of $0.045 per share reflecting a reduction of $0.28 per share from the Fund's previous quarterly dividend. This represented an annualized distribution rate of 6.04% based upon the closing market price of $2.98 on October 31, 2008.

The drop in the value of the Fund's assets made it necessary to reduce the Fund's leverage. On September 29 and October 20, 2008, the Fund announced the redemption of an aggregate $300 million, or approximately 71%, of its Auction Market Preferred Shares ("AMPS"). As of the date of this letter, these redemptions are nearly complete. Additionally, on November 26, 2008, the Fund announced an additional redemption of $10 million of its AMPS, with these redemptions expected to be completed by December 31, 2008.

On November 26, 2008, after the close of the Fund's fiscal year, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund's AMPS, downgraded the rating assigned to the AMPS issued by the Fund to 'AA' from 'AAA'. The 'AA' rating has also been placed on Rating Watch Negative.



                                            Annual Report | October 31, 2008 | 3

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DCS | Dreman/Claymore Dividend & Income Fund | DEAR SHAREHOLDER continued


We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 27 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

We provide a detailed discussion of the Fund's performance over the last six months in the Questions & Answers section of the report. You'll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund's performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

We thank you for your continued investment in the Fund, and we sincerely hope to report improved performance in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.dremanclaymore.com

Sincerely,

/s/ David N. Dreman

David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of the Dreman/Claymore Dividend & Income Fund

December 2, 2008


4 | Annual Report | October 31, 2008

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DCS | Dreman/Claymore Dividend & Income Fund

QUESTIONS & ANSWERS |


David N. Dreman is primarily responsible for the day-to-day management of the investment portfolio of the Dreman/Claymore Dividend & Income Fund (the "Fund"). Mr. Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC. In the following interview he shares his thoughts on the equity market and the performance of the Fund during its fiscal year ended October 31, 2008.


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WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND THE WAY IT IS MANAGED?

The Fund's investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund's investments are focused on securities that we believe are undervalued or inexpensive relative to other investments. Due to its status as a non-diversified Fund, the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Accordingly, an investment in the Fund may present greater risk than an investment in a more diversified fund because changes in the financial condition or market valuation of a single issuer may cause pronounced fluctuations in the Net Asset Value ("NAV") of the Fund's shares.

The Fund may invest up to 20% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality.

The basis for the process of selecting equity securities comes from Dreman Value Management's contrarian value philosophy of investing, which is based on our belief that consensus opinion, especially when it comes to investing, is often wrong. We try to take advantage of market inefficiencies and investor over-reaction to perceived negatives affecting solid companies that that we believe are financially sound. We look for stocks that we feel are trading below their intrinsic values, with prices that are low relative to their earnings (P/E
- the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF). We base our stock selection on fundamental "bottom-up" analysis - a process of evaluation that accounts for the individual merits of each stock. We consider our contrarian approach a defensive style of investing, as many of the securities in which we invest are, in our opinion, undervalued in the market. We believe that this value-oriented style of investing has good potential to provide investors with attractive risk-adjusted returns over time from a combination of income and capital appreciation. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

We also seek to hold positions in securities that have the potential to provide higher levels of income; these may include stocks of utilities and income trusts, preferred stocks and corporate bonds. In selecting these securities, we use metrics different from our contrarian stock selection process. In selecting securities for income, we analyze a company's free cash flow, the extent to which cash flow covers interest obligations, the total enterprise value relative to cash flow, and the volatility of operating margins. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to help balance the impact on return of rising or falling interest rates.

In evaluating the Fund's performance, and especially when comparing performance to equity indices such as the S&P 500 and the Russell 1000(R) Value Index, it is important to remember that this is not a typical equity fund. About a third of the Fund's assets are in corporate bonds, convertible preferred stocks, and preferred stocks, which are held primarily because of the high level of income they tend to provide, while the convertible feature of the convertible preferred stocks also adds the potential for appreciation over time. The returns of corporate bonds and preferred stocks tend to be less volatile than those of equities and therefore can be expected to provide lower rates of total return than equities over the long run. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.)



                                            Annual Report | October 31, 2008 | 5

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DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST YEAR.

This has been an extraordinarily challenging time for investors. Six months ago, in the Fund's mid-year report, we said that we believed that we had experienced the worst financial crisis since the Great Depression. Now we believe that conditions are even worse than in 1933. Credit markets have become so intolerant of risk that they are essentially frozen. Banks have been unable to raise capital for several months, and they are hoarding the capital they have; they are unwilling to lend, even to creditworthy borrowers. With businesses unable to get financing, capital goods manufacturers, especially the U.S. auto companies, are in major trouble. Even credit card paper, which has traditionally been rated AAA, has seen no issuances in recent months because the institutional investors who would normally buy this paper are unable to absorb additional investments.

The underlying cause of the crisis was the end of a housing boom fueled by excessively easy credit. As the prices of houses have fallen below mortgage balances, losses on mortgage-based securities have mounted, eroding the capital of financial institutions and initiating a vicious cycle of de-leveraging. The process began in late 2007 as a correction in the sub-prime mortgage market, but it has intensified markedly, with profound implications for the entire U.S. economy and related effects on global markets and economies.

In an attempt to alleviate the financial crisis, the U.S. government has taken unprecedented actions, including instituting temporary insurance on money market funds, expanding access by financial institutions to the Federal Reserve Board (the "Fed"), and direct investments in some financial institutions. Some large financial firms have been allowed to fail, while others were rescued, and takeovers of others that were failing have been arranged. In early September, just days after stating that Fannie Mae and Freddie Mac were financially sound and that they had the ability to survive the financial crisis, with treasury help if necessary, the U.S. Treasury and the Federal Housing Finance Agency (the "FHFA") essentially confiscated these government-sponsored entities ("GSEs"). The existing management and board of directors were removed from each entity, and they were placed into conservatorship, with the government taking a stake of approximately 80% in each for an investment of $1 billion of capital.

In this very tough environment, markets have been extremely volatile and essentially all asset classes had negative returns. The Standard & Poor's 500 Index, which is generally regarded as a good indicator of the broad stock market, returned -36.10% for the 12-month period ended October 31, 2008. World equity markets performed even worse: the MSCI World Index, which measures performance of world equity markets, returned -41.51%.

Convertible preferred securities, which in the past have been less volatile than straight equities, performed almost as badly: return of the Merrill Lynch All Convertibles Index was -35.42%. A major reason for this was selling by hedge funds, which had invested in convertible preferreds while shorting the underlying common stocks. Unable to get the financing they had used in the past, hedge funds had to sell convertibles into a market with little demand and prices dropped precipitously.

In the bond market, we have seen unprecedented spreads between yields of investment grade and high-yield corporate bonds and U.S. Treasury securities, which are considered not to carry credit risk. High-yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. In the high-yield market, the spread over treasuries has been in the range of 1600 basis points, compared with a previous historic wide of 1200 basis points. (100 basis points is equal to one percentage point.) For investment-grade bonds, the spread is approximately 500 basis points, compared with a past record wide spread of approximately 320 basis points. These spreads mean that current market prices of bonds imply huge defaults over the next three to five years.

In this disastrous market, the only bonds with positive returns were those with little or no credit risk: the Lehman 10-20 Year U.S. Treasury Index returned 4.13%. The Lehman Brothers


6 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

Aggregate Bond Index, which measures return of the U.S. bond market as a whole, returned 0.30%, but the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was -25.40%. All Index returns are for the 12-month period ended October 31, 2008.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited - whether based on NAV or market price - assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund returned -83.31% and -81.30% based on market price and NAV, respectively. As of October 31, 2008, the Fund's market price of $2.98 represented a discount of 24.17% to NAV of $3.93. A year earlier, at October 31, 2007, the Fund's closing market price was $19.62 and NAV was $22.79.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.


--------------------------------------------------------------------------------
WHICH TRENDS OR INVESTMENT DECISIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE OVER THE LAST 12 MONTHS?

The Fund has traditionally had three major return engines -- high dividend-paying equities owned mainly for their dividends, equities selected for overall return potential, and high-yield bonds. We have also included in the portfolio some convertible preferred stocks, which offer yields comparable to those of high-yield bonds, along with the potential for capital appreciation if the underlying common stock performs well. Over the past year, and particularly over the last three months, all of these asset classes have performed very poorly, as discussed in the market section above.

Like most closed-end funds, the Fund utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage tends to work well in most markets; it generally contributes to return whenever the total return of the portfolio's investments is less than the cost of leverage. However, when leveraged investments fall in price, leverage can magnify the negative return, and this was the case during the last year.

The equity portion of the portfolio, which represented 62.8% of long-term investments as of October 31, 2008, was down more than the overall market during the Fund's fiscal year ended October 31, 2008 in large part because the portfolio has a significant concentration in financials, which performed poorly. We have considered the financial sector appropriate for the Fund because of the high dividends traditionally paid by many of the stocks in the sector. However, this positioning detracted from performance during this period as the entire financial sector has experienced a crisis that began with problems with sub-prime mortgages. Furthermore, it is important to understand that some of the Fund's holdings that are classified as equity positions are energy trusts that are selected mainly for their high dividends, rather than for total return; in the recent down market, these securities tend to trade more like debt securities than like common stocks.

Among the Fund's holdings, the greatest detractors by far were Fannie Mae and Freddie Mac. The Fund had a significant position in Fannie Mae common stock (not held in portfolio at period end) and positions in several preferred issues of both Fannie Mae (1.7% of long-term investments) and Freddie Mac (0.7% of long-term investments). The percentages of holdings as of October 31, 2008, understate the importance of these issues to the performance of the portfolio because these securities have lost nearly all their value. As of the end of August 2008, Fannie Mae common stock represented approximately 1% of the value of the portfolio, and its preferred shares represented approximately 9% of the portfolio. As discussed above, in early September 2008, the U.S. government took over these GSEs, causing the value of the common stocks to decline almost 90% in a single day; the prices of the convertible preferred issues of these entities experienced similar precipitous drops.



                                            Annual Report | October 31, 2008 | 7

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


Another important negative was a position in the common stock and several preferred issues of Washington Mutual, Inc. (less than 0.1% of long-term investments). In late September regulators seized Washington Mutual, the country's largest savings and loan institution, and arranged to sell most of its operations to JPMorgan Chase.

High-yield bonds represented 9.2% of long-term investments as of October 31, 2008, and the value of the Fund's high-yield bond holdings was down approximately 50% over the past 12 months. High- yield bonds provided income, but total returns on all issues in the portfolio were negative as prices dropped in a very thin market with very wide spreads and scarcely any new issues.

We normally comment on positions that made positive contributions to performance, but over this period, it is very hard to find any bright points. Several of the Fund's energy holdings moved up during the first half of the fiscal year, but they retreated along with the entire energy sector in recent months. Positions that were down less than the market include Canadian income trusts, such as Fairborne Energy Trust (not held in portfolio at period end) and BP Prudhoe Bay Royalty Trust (1.0% of long-term investments). Income trusts are publicly traded entities whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income.


--------------------------------------------------------------------------------
HOW DOES THE FUND IMPLEMENT ITS LEVERAGE STRATEGY?

The Fund's leverage has been achieved through the issuance of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset typically every seven or 28 days, depending on the series. On September 29 and October 20, 2008, the Fund announced the redemption of an aggregate $300 million, or approximately 71%, of its AMPS. As of the date of this letter, these redemptions are nearly complete. Additionally, on November 26, 2008, the Fund announced an additional redemption of $10 million of its AMPS, with these redemptions expected to be completed by December 31, 2008. This deleveraging step was necessary because of the drop in value of the Fund's assets.

The broad auction-rate preferred securities market has experienced considerable disruption in the past several months, resulting in failed auctions on nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction; thus, investors in the remaining AMPS will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR--whichever is greater.

The Fund has five series of AMPS, three that auction each week and two that auction every 28 days. The auctions for the Fund's AMPS have failed since mid-February 2008, as have auctions of most AMPS. The established maximum rates during this period were based upon a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 3.27% to 6.15%. From mid-October and into November, LIBOR declined dramatically. As a result, recent maximum rates have been below 2.50%.


--------------------------------------------------------------------------------
YOU HAVE PREVIOUSLY CHARACTERIZED YOUR CONTRARIAN INVESTMENT PHILOSOPHY AS A DEFENSIVE STRATEGY. WHY DID IT NOT PROVE TO BE DEFENSIVE OVER THIS PERIOD?

It is important to understand that the Fund's contrarian investment philosophy applies only to the equity portion of the Fund. As discussed above, this Fund has a portfolio consisting of several asset classes, with common stocks selected mainly for total return, and preferred stock and high- yield bonds selected mainly for their ability to provide income. Income-oriented securities are selected mainly on the basis of their ability to generate the cash necessary to meet their interest and other obligations, and they may be of lower credit quality than the portfolio's straight equity holdings.

With our contrarian philosophy, a major way we seek to add value in the equity portion of the portfolio is to take advantage of the over-reactions of investors to bad news, selectively buying, in our opinion, attractive equities, preferreds and bonds on weakness. This well-established strategy of buying stocks that carry low P/Es because they are out of favor has a long history of success in a variety of market conditions. But market conditions in the last few


8 | Annual Report | October 31, 2008

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DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


months are truly unprecedented, and it is hard to imagine any investment approach, other than holding only cash equivalents or Treasury securities, that would have been defensive over this period.

Certainly some of our specific choices, particularly the investments in securities of Fannie Mae, were very unfortunate. We have followed Fannie Mae and Freddie Mac for a long time, meeting with management and continuously evaluating their business models. Our conclusion from independent analysis was that that these companies had the financial power to continue on their own, and this belief was supported by statements made by the Secretary of the Treasury just days before they were seized.

A further issue is the Fund's leverage. The mathematics of leverage is that it generally enhances performance when holdings increase in price, but it also magnifies a drop in the value of holdings, and that is what happened during this period.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DIVIDEND POLICY AND DISTRIBUTIONS DURING THE PERIOD.

During the 12-month period ended October 31, 2008, the Fund paid four quarterly dividends of $0.325 each.

As the value of the Fund's total assets declined, the reduced asset base no longer provided income and dividends sufficient to sustain the Fund's historical dividend rate. On November 2, 2008, the Fund declared a quarterly dividend of $0.045 per share, reflecting a reduction of $0.28 per share from the Fund's most recent quarterly dividend. This lower distribution amount represents an annualized distribution rate of 6.04% based upon the closing market price of $2.98 on October 31, 2008.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MARKETS IN THE COMING MONTHS, AND HOW HAVE YOU POSITIONED THE FUND IN LIGHT OF THIS OUTLOOK?

We remain very concerned about the financial markets and the economy, which are really in uncharted waters; many of the structures to which we have been accustomed have ceased to exist. If corporations are unable to secure the financing they need to run their businesses, we must question all the measures we have traditionally used to analyze the value of debt and equity securities.

We have recently sold a number of equity and fixed-income positions in connection with maintaining certain asset coverage ratios of the Fund's AMPS. We have reduced our energy and financial holdings and have also sold some tobacco-related holdings. To the extent the Fund has additional cash to invest subject to asset coverage requirements and other restrictions, we will continue to seek opportunities to purchase select companies trading at significant discounts to what we believe is their underlying value.

While forecasting the future is hazardous even at the best of times, we believe the Fund is currently holding many securities that are undervalued as a result of the market downturn and current panic. We will attempt to address the panic opportunistically as we have in the past by realigning the portfolio to take advantage of significant opportunities.

We continue to have confidence in the validity of our contrarian philosophy over the long term. When the market begins its recovery, we believe the combination of stock selection and leverage working in our favor may provide the potential to grow the FundNAV and share price.


--------------------------------------------------------------------------------
DCS RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Not a Complete Investment Program. The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

EQUITY RISK. Substantially all of the Fund's assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.


                                            Annual Report | October 31, 2008 | 9

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

PREFERRED SECURITIES RISK. There are special risks associated with investing in preferred securities, including: Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

INCOME RISK. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

"VALUE INVESTING" RISK. The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a '" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. In addition, the Fund is subject to call or prepayment risk and extension risk.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.

LOWER GRADE SECURITIES. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment grade quality, which are commonly referred to as "junk bonds." Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds".

FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in foreign securities denominated in U.S. dollars. Investing in securities of foreign companies (or foreign governments) may involve certain risks and opportunities not typically associated with investing in domestic companies.

DERIVATIVES RISK. The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

ILLIQUID SECURITIES RISK. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

RISKS OF INVESTING IN AMPS. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. Visit Preferred Share Daily Rates for more Fund information and additional risk on investing in AMPS.

In addition to the risks described above, the Fund is also subject to: Market Discount Risk, Industry Concentration Risk, Other Investment Companies Risk, Non-Diversified Status Risk, Financial Leverage Risk, Management Risk, Dependence on Key Personnel Risk, Current Developments Risk, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com /dcs for a more detailed discussion about Fund risks and considerations.


10 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Fund SUMMARY | AS OF OCTOBER 31, 2008 (unaudited)



FUND STATISTICS
-------------------------------------------------------
Share Price                                       $2.98
Common Share Net Asset Value                      $3.93
Premium/(Discount) to NAV                       -24.17%
Net Assets Applicable to Common Shares ($000)  $178,223
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 1/27/04)                MARKET          NAV
-------------------------------------------------------
Six Months                        -79.52%       -76.95%
One Year                          -83.31%       -81.30%
Three Year - average annual       -41.09%       -38.59%
Since Inception - average annual  -28.20%       -23.70%
-------------------------------------------------------

                                         % OF LONG-TERM
SECTOR BREAKDOWN*                           INVESTMENTS
-------------------------------------------------------
Energy                                            51.1%
Financials                                        35.7%
Consumer Staples                                   4.5%
Industrials                                        2.6%
Investment Companies                               1.7%
Consumer Discretionary                             1.7%
Utilities                                          1.2%
Health Care                                        0.5%
Telecommunications                                 0.3%
Other                                              0.7%
-------------------------------------------------------

                                         % OF LONG-TERM
INDUSTRY BREAKDOWN                          INVESTMENTS
-------------------------------------------------------
Oil & Gas                                         51.1%
Diversified Financial Services                    14.5%
Insurance                                         10.9%
Commercial Banks                                   5.9%
Investment Companies                               2.5%
Tobacco                                            2.4%
Food                                               2.1%
Thrifts & Mortgage Finance                         1.2%
Electric Utilities                                 1.2%
Health Care                                        0.9%
Auto Manufacturers                                 0.8%
Diversified Telecommunication                      0.3%
Real Estate & Real Estate Investment Trusts        0.1%
Other                                              6.1%
-------------------------------------------------------

Past performance does not guarantee future results.All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/dcs. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

* Securities are classified by sectors that represent broad groupings of related industries

Line Chart:
SHARE PRICE & NAV PERFORMANCE
10/31/07         Share Price                NAV
                 19.62                    22.79
                 19.15                    22.04
                 18.94                    21.75
                 18.67                    21.51
                 18.84                    22.02
                 18.32                    20.78
                 17.94                    20.76
                 17.56                    20.55
                 17.33                    20.12
                 17.5                      20.6
                 17.6                     20.44
                 17.22                    19.62
                 16.91                    19.52
                 16.24                    18.79
                 15.69                    17.86
                 15.1                     17.31
                 15.27                    17.89
                 14.5                     17.03
                 14.63                     17.3
                 15.1                     18.14
                 15.06                    18.29
                 15.79                    19.32
                 16.14                    19.12
                 16.05                    18.71
                 16.25                    19.08
                 16.51                    19.65
                 16.51                    19.52
                 16.65                    19.65
                 16.18                    18.67
                 15.86                    18.46
                 15.83                     18.7
                 15.74                    18.32
                 15.37                    18.12
                 15.51                    18.22
                 15.36                    18.25
                 15.07                    18.35
                 15.44                    18.65
                 15.93                     18.9
                 16.12                    18.97
                 15.95                    18.75
                 15.82                     18.7
                 15.8                     18.72
                 15.95                    18.58
                 16.08                    18.62
                 15.79                    18.14
                 15.64                     18.2
                 15.52                    17.83
                 15.65                    17.99
                 15.81                    18.22
                 15.81                    18.33
                 16.16                    18.52
                 15.94                    18.15
                 16                       18.02
                 15.8                     17.33
                 15.39                    17.02
                 15.17                    16.93
                 15.66                    17.45
                 15.71                     17.8
                 15.42                    17.61
                 15.94                     18.1
                 16.29                     18.4
                 16.3                      18.4
                 16.48                    18.76
                 16.81                    19.17
                 16.66                    18.82
                 16.5                     18.11
                 16.47                    17.81
                 16.52                    18.09
                 16.22                    17.97
                 16.15                    17.86
                 16.12                    17.98
                 15.85                    17.85
                 15.9                     17.69
                 15.76                    17.71
                 15.4                     17.72
                 15.33                       18
                 15.1                     17.72
                 15.19                    17.88
                 15.52                    18.17
                 15.84                    18.28
                 15.73                    18.23
                 15.72                     18.1
                 15.52                    17.48
                 15.45                    17.27
                 15.35                    17.16
                 15.59                    17.32
                 15.36                    16.69
                 15.15                     16.6
                 14.48                    15.94
                 14.81                    16.81
                 14.6                     16.43
                 14.28                    16.59
                 14.3                     16.17
                 13.65                    15.44
                 14.12                    16.45
                 13.72                    16.08
                 14.19                    16.65
                 14.6                     16.96
                 14.78                    17.17
                 14.78                    16.98
                 14.78                    16.78
                 14.28                    16.51
                 14.37                    16.45
                 14.73                    17.09
                 14.87                    17.16
                 14.94                    17.18
                 14.64                    17.06
                 14.81                    17.36
                 14.79                    17.21
                 14.77                    16.99
                 14.73                    16.95
                 14.43                    16.64
                 14.19                    16.62
                 14.22                    16.88
                 14.48                    17.45
                 14.78                    17.64
                 15.26                    17.99
                 15.31                    17.88
                 15.36                    17.51
                 15                       17.33
                 15.06                    17.86
                 15.41                    18.19
                 15.58                    18.13
                 15.42                    17.92
                 15.35                    17.85
                 15.57                    18.04
                 15.65                    18.19
                 15.59                    18.18
                 15.77                    18.64
                 15.72                    18.29
                 15.88                    18.19
                 15.58                    18.09
                 15.77                    18.13
                 15.43                    17.95
                 15.56                    18.05
                 15.69                    18.34
                 15.77                    18.46
                 15.87                     18.3
                 15.74                    18.31
                 15.53                    18.05
                 15.57                    18.16
                 15.35                    17.84
                 15.58                    17.62
                 15.34                    17.71
                 15.57                    17.66
                 15.62                    17.57
                 15.41                    17.55
                 15.29                    17.24
                 15.04                    17.05
                 15.09                    17.58
                 14.89                    17.07
                 14.74                    16.71
                 14.53                    16.59
                 14.29                    16.47
                 14.33                    16.63
                 14.69                     16.7
                 14.5                     16.85
                 14.28                    16.76
                 14.11                    16.63
                 14.17                    16.48
                 14.05                    16.08
                 13.77                    15.95
                 13.69                     15.8
                 13.59                    15.85
                 13.18                    15.23
                 12.9                     15.12
                 12.7                        15
                 12.68                    15.09
                 12.5                     14.73
                 12.46                    14.54
                 11.85                    13.74
                 12.17                    14.12
                 11.84                    13.64
                 11.48                    13.25
                 10.83                    12.53
                 10.27                    12.01
                 9.59                     11.02
                 9.9                      11.58
                 10.37                    12.07
                 10.37                    12.78
                 10.82                     13.1
                 11.21                    13.24
                 11.42                    13.39
                 11.04                    12.57
                 10.86                     12.5
                 10.49                    12.08
                 10.94                    12.54
                 11.08                    13.08
                 11.09                     12.7
                 11.04                    12.74
                 10.98                    12.55
                 11.09                    12.93
                 11.1                     12.89
                 10.87                    12.32
                 10.79                    12.31
                 10.59                    12.37
                 10.6                     12.09
                 10.09                     11.7
                 10.13                    11.79
                 10.14                    11.75
                 9.83                     11.08
                 9.49                     10.88
                 9.15                     10.73
                 9.23                     10.86
                 9.33                      10.9
                 9.05                     10.75
                 9.35                     10.96
                 9.62                     11.29
                 10.09                    11.76
                 10.08                     11.7
                 10.28                    11.53
                 10.13                    11.53
                 9.94                     10.91
                 9.84                     11.14
                 9.06                      9.37
                 7.72                      8.46
                 6.94                      8.47
                 6.89                      8.61
                 6.94                      8.77
                 6.36                      7.67
                 6.05                      7.65
                 5.02                      6.99
                 5.37                      7.76
                 6.55                      8.87
                 6.5                       8.56
                 6.32                      8.21
                 6.4                       8.02
                 6.57                      8.19
                 6.27                      7.89
                 5.29                      6.34
                 5.21                      6.66
                 5.15                       6.8
                 4.92                      6.19
                 4.81                      5.98
                 4.33                      5.16
                 3.76                      4.38
                 3.23                       3.9
                 2.55                      3.13
                 2.1                       2.77
                 2.6                        3.5
                 2.77                      4.01
                 2.37                      3.33
                 2.54                      3.52
                 2.65                      3.61
                 2.89                      4.08
                 3.03                      3.89
                 2.75                      3.32
                 2.62                      3.36
                 2.52                      3.12
                 2.4                       2.78
                 2.48                      3.23
                 2.63                      3.47
                 2.78                      3.66
10/31/08         2.98                      3.92

Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Asset Class
Common Stocks                             39.3%
Short-Term Investments                    37.3%
Preferred Stocks                          14.0%
Corporate Bonds                            5.8%
Convertible Preferred Stocks               1.8%
Investment Companies                       1.1%
Exchange Traded Funds                      0.5%
Limited Partnership                        0.1%
Call Options Purchased                     0.1%


                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Devon Energy Corp.                                 8.0%
Crescent Point Energy Trust                        7.5%
ConocoPhillips                                     5.3%
Apache Corp.                                       5.0%
Anadarko Petroleum Corp.                           4.9%
Prudential PLC                                     4.1%
Bonavista Energy Trust                             4.0%
Bank of America Corp.                              3.8%
Penn West Energy Trust                             3.6%
ARC Energy Trust                                   3.1%
-------------------------------------------------------


                                           Annual Report | October 31, 2008 | 11

DCS | Dreman/Claymore Dividend & Income Fund
Portfolio of INVESTMENTS | OCTOBER 31, 2008

NUMBER
OF SHARES                                                       VALUE
---------------------------------------------------------------------
               TOTAL INVESTMENTS - 302.8%

               COMMON STOCKS - 118.8%

               CONSUMER DISCRETIONARY - 0.9%

    123,700    Regal Entertainment Group - Class A       $  1,588,308
---------------------------------------------------------------------
               CONSUMER STAPLES - 4.6%

    152,500    Altria Group, Inc.                           2,926,475

    304,497    Vector Group Ltd.                            5,191,674
---------------------------------------------------------------------
                                                            8,118,149
---------------------------------------------------------------------
               ENERGY - 95.6%

    469,882    Anadarko Petroleum Corp.                    16,586,835

    207,100    Apache Corp.                                17,050,543

    698,500    ARC Energy Trust (Canada)                   10,593,694

    127,500    Baytex Energy Trust (Canada)                 2,205,750

    776,300    Bonavista Energy Trust (Canada)             13,738,056

     40,969    BP Prudhoe Bay Royalty Trust                 3,379,533

    346,300    ConocoPhillips (f)                          18,014,526

  1,098,700    Crescent Point Energy Trust (Canada)        25,441,564

    337,000    Devon Energy Corp. (d) (f)                  27,249,820

    100,000    DHT Maritime, Inc. (Marshall Islands)          526,000

    342,700    Enerplus Resources Fund (Canada)             9,153,517

    546,828    Harvest Energy Trust (Canada)                5,369,851

     68,900    NAL Oil & Gas Trust (Canada)                   559,637

    310,800    Pengrowth Energy Trust - Class A (Canada)    3,484,068

    691,000    Penn West Energy Trust (Canada)             12,341,260

     93,294    San Juan Basin Royalty Trust                 3,456,543

     43,200    Vermilion Energy Trust (Canada)              1,071,667

     48,900    Williams Coal Seam Gas Trust                   403,425
---------------------------------------------------------------------
                                                          170,626,289
---------------------------------------------------------------------
               FINANCIALS - 13.8%

    150,775    Apollo Investment Corp.                      1,987,214

    540,000    Bank of America Corp. (d)                   13,051,800

    250,000    Cypress Shapridge Investments, Inc. -
                  REIT (a) (c)                              2,500,000

     68,600    Hartford Financial Services Group, Inc.        707,952

    279,459    Regions Financial Corp.                      3,099,200

     75,400    U.S. Bancorp                                 2,247,674

    127,700    Wachovia Corp.                                 818,557

  2,090,015    Washington Mutual, Inc. (d)                    129,581

     69,800    W.P. Stewart & Co. Ltd. (Bermuda) (e)           53,048
---------------------------------------------------------------------
                                                           24,595,026
---------------------------------------------------------------------
               INDUSTRIALS - 3.4%

    333,900    Contrans Income Fund (Canada)                1,869,560

     56,800    Eagle Bulk Shipping, Inc. (Marshall Island)    566,296

    145,000    General Electric Co.                         2,828,950

    104,900    New Flyer Industries, Inc. (Canada)            848,565
---------------------------------------------------------------------
                                                            6,113,371
---------------------------------------------------------------------

NUMBER
OF SHARES                                                       VALUE
---------------------------------------------------------------------
               TELECOMMUNICATIONS - 0.5%

     97,000    Alaska Communications Systems Group, Inc. $    905,980
---------------------------------------------------------------------
               TOTAL COMMON STOCKS - 118.8%

               (Cost $272,442,456)                        211,947,123
---------------------------------------------------------------------
               PREFERRED STOCKS - 42.6%

               CONSUMER DISCRETIONARY - 0.5%

     81,250    Red Lion Hotels Capital Trust, 9.500% (d)      877,500
---------------------------------------------------------------------
               CONSUMER STAPLES - 4.1%

    140,000    Dairy Farmers of America, 7.875% (a) (d)     7,227,500
---------------------------------------------------------------------
               FINANCIALS - 36.6%

     35,500    AEGON N.V., 6.875% (Netherlands)               381,625

     12,600    Arch Capital Group, Ltd., 7.875%
               (Bermuda) (d)                                  227,556

     20,000    Aspen Insurance Holdings Ltd., 7.401%
               (Bermuda) (b) (d)                              260,000

    218,100    Axis Capital Holdings Ltd., Series A,
               7.250% (Bermuda) (d)                         3,555,030

     50,000    Axis Capital Holdings Ltd., Series B,
               7.500% (Bermuda) (b) (d)                     4,150,000

 10,000,000    Barclays Bank PLC, 8.550%
               (United Kingdom) (a) (b) (d)                 7,727,380

 11,000,000    CA Preferred Funding Trust, 7.000% (d)       6,788,969

    189,300    Chevy Chase Bank, Series C, 8.000% (d)       3,182,606

     60,000    CIT Group, Inc., Series A, 6.350% (d)          516,000

    412,000    Endurance Specialty Holdings, Ltd.,
               7.750% (Bermuda) (d)                         6,484,880

  1,060,000    Fannie Mae, 6.750%                           1,325,000

  1,500,000    Fannie Mae, 8.250% (b) (d) (f)               3,150,000

    200,000    Fannie Mae, Series E, 5.100% (d)               606,260

     80,000    Fannie Mae, Series O, 7.000% (b) (d)           242,504

    280,000    Fannie Mae, Series P, 4.500% (b) (d)           350,000

     48,700    Franklin Bank Corp., Series A, 7.500% (d)       19,480

    100,000    Freddie Mac, Series O, 5.810% (d)              178,000

     25,000    Freddie Mac, Series T, 6.420% (d)               56,250

  2,000,000    Lloyds TSB Bank PLC, 6.900%
               (United Kingdom) (d)                         1,205,266

     80,000    LTC Properties, Inc. - REIT, Series F,
               8.000% (d)                                   1,600,000

    150,000    Merrill Lynch & Co., Inc. 6.700% (d)         2,398,500

    245,000    Odyssey Re Holdings Corp., Series A,
               8.125% (d)                                   4,581,500

    152,100    Odyssey Re Holdings Corp., Series B,
               7.752% (b) (d)                               2,129,400

 31,000,000    Prudential PLC, 6.500%
               (United Kingdom) (d)                        13,974,304

     577,400   Scottish Re Group Ltd., 7.250%
               (Cayman Islands) (b) (d)                       209,307
---------------------------------------------------------------------
                                                           65,299,817
---------------------------------------------------------------------
               UTILITIES - 1.4%

     72,000    Alabama Power Co., 5.300% (d)                1,393,200

     50,000    PPL Electric Utilities Corp., 6.250% (d)     1,190,625
---------------------------------------------------------------------
                                                            2,583,825
---------------------------------------------------------------------
               TOTAL PREFERRED STOCKS - 42.6%

               (Cost $223,827,564)                         75,988,642
---------------------------------------------------------------------

See notes to financial statements.

12 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                       VALUE
---------------------------------------------------------------------
               CONVERTIBLE PREFERRED STOCKS - 5.4%

               FINANCIALS - 5.4%

    225,000    CIT Group, Inc. 8.750% (d)                $  4,808,250

        505    Fannie Mae, 5.375% (d)                       2,651,250

  1,500,000    Fannie Mae, Series 08-1, 8.750%              2,070,000

 11,000,000    Washington Mutual Preferred Funding LLC,
               6.895% (a) (d) (e)                              68,750
---------------------------------------------------------------------
               TOTAL CONVERTIBLE PREFERRED STOCKS

               (Cost $142,556,889)                          9,598,250
---------------------------------------------------------------------
               INVESTMENT COMPANIES - 3.2%

     28,400    Cohen & Steers REIT and Preferred
               Income Fund                                    233,164

    205,100    Evergreen Income Advantage Fund              1,281,875

    187,600    Hyperion Brookfield Total Return Fund, Inc     947,380

    179,600    Nuveen Multi-Strategy Income and Growth
               Fund 2                                         898,000

     48,400    Nuveen Quality Preferred Income Fund II        275,880

    226,700    Pioneer High Income Trust                    2,051,635
---------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES

               (Cost $12,976,333)                           5,687,934
---------------------------------------------------------------------

                                                OPTIONAL
PRINCIPAL AMOUNT                         CALL PROVISIONS
---------------------------------------------------------------------
               CORPORATE BONDS - 17.6%

               CONSUMER DISCRETIONARY - 1.8%

 $3,000,000    Ford Motor Co.,CCC, 7.450%,
               7/16/31 (d)                           N/A      960,000

  3,000,000    General Motors Corp.,CCC+,
               8.375%, 7/15/33 (d)                   N/A      990,000

  2,000,000    Hertz Corp. (The),B, 10.500%,
               1/01/16 (d)                 1/01/11 @ 105    1,245,000
---------------------------------------------------------------------
                                                            3,195,000
---------------------------------------------------------------------
               ENERGY - 1.0%

  2,371,000    Compton Petroleum Finance
               Corp.,B, 7.625%,
               12/01/13 (Canada)          12/01/09 @ 104    1,387,035

    500,000    Connacher Oil and Gas Ltd.,
               BB+, 10.250%, 1
               2/15/15 (Canada) (a) (d)   12/15/11 @ 105      352,500
---------------------------------------------------------------------
                                                            1,739,535
---------------------------------------------------------------------
               FINANCIALS - 10.2%

  1,600,000    DJO Finance Corp.,B, 10.875%,
               11/15/14                   11/15/11 @ 105    1,296,000

  3,000,000    Ford Motor Credit Co.,B-,
               7.375%, 2/1/11 (d)                    N/A    1,867,572

 13,354,000    Old Mutual Capital
               Funding LP,NR, 8.000%,
               5/29/49 (Channel Islands) (d)         N/A    7,478,240

  2,000,000    Preferred Term Securities
               XI Ltd., NR Subordinate
               Income Notes 19.000%, 9/24/33
               (a) (b) (d)                           N/A    1,118,000

  3,000,000    Preferred Term Securities
               XIX Ltd., NR Subordinate
               Income Notes 13.500%, 12/22/35
               (a) (b)                               N/A    1,668,000

  2,000,000    Preferred Term Securities
               XX Ltd., NR Subordinate
               Income Notes 14.000%, 3/22/38
               (a) (b) (d)                           N/A       18,000

  2,000,000    Preferred Term Securities
               XXI Ltd., NR Subordinate
               Income Notes 15.000%, 3/22/38 (b)     N/A            -

  5,400,000    RBS Capital Trust, Series B,A,
               6.800%, 12/29/49 (d)                  N/A    2,889,000

  3,250,000    Royal Bank Of Scotland Group PLC,
               BBB+, 7.648%, 8/29/49
               (United Kingdom) (b) (d)    9/30/31 @ 100    1,794,458
---------------------------------------------------------------------
                                                           18,129,270
---------------------------------------------------------------------


PRINCIPAL                                       OPTIONAL
AMOUNT                                   CALL PROVISIONS        VALUE
---------------------------------------------------------------------
               HEALTH CARE - 0.9%

$ 1,900,000    Community Health Systems Inc,B,
               8.875%, 7/15/15 (d)         7/15/11 @ 104  $ 1,600,750
---------------------------------------------------------------------
               INDUSTRIALS - 1.6%

  1,500,000    Casella Waste Systems, Inc.,B,
               9.750%, 2/01/13            12/11/08 @ 105    1,327,500

  2,000,000    Crown Cork & Seal Co., Inc.,B,
               8.000%, 4/15/23 (d)        12/11/08 @ 102    1,490,000
---------------------------------------------------------------------
                                                            2,817,500
---------------------------------------------------------------------
               RETAIL - 1.2%

  1,900,000    Rite Aid Corp.,CCC, 8.625%,
               3/01/15 (d)                 3/01/11 @ 104      684,000

  2,000,000    Neiman-Marcus Group, Inc.,B+,
               9.000%, 10/15/15 (d)       10/15/10 @ 105    1,380,000
---------------------------------------------------------------------
                                                            2,064,000
---------------------------------------------------------------------
               UTILITIES - 0.9%

  2,000,000    Texas Competitive Electric
               Holdings Co. LLC,CCC,
               10.25%, 11/1/15 (a) (d)    11/01/11 @ 105    1,535,000
---------------------------------------------------------------------
               TOTAL CORPORATE BONDS - 17.6%

               (Cost $57,297,814)                          31,081,055
---------------------------------------------------------------------

NUMBER
OF SHARES
---------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS - 1.5%

               FINANCIALS - 1.5%

    172,300    Financial Select Sector SPDR Fund (d)
               (Cost $4,547,993)                            2,675,819
---------------------------------------------------------------------
               LIMITED PARTNERSHIP - 0.2%

               REAL ESTATE - 0.2%

    400,000    Kodiak Funding, LP (c)
               (Cost $3,570,000)                              400,000
---------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 113.4%

202,069,417    Dreyfus Money Market Bond Fund (g)
               (Cost $202,069,417)                        202,069,417
---------------------------------------------------------------------

CONTRACTS
(100 SHARES                                          EXPIRATION    EXERCISE
PER CONTRACT)  CALL OPTIONS PURCHASED(e)                   DATE       PRICE         VALUE
------------------------------------------------------------------------------------------
               CALL OPTIONS PURCHASED - 0.1%
      4,000    Financial Select Sector SPDR Fund   January 2009    $  30.00  $     24,000

     44,000    Financial Select Sector SPDR Fund   January 2009       33.00       176,000
------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS PURCHASED
               (Cost $14,839,584)                                                 200,000
------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 302.8%
               (Cost $934,128,050)                                            539,648,240

               Liabilities in excess of Other Assets - (99.7%)               (177,721,285)

               Total Options Written (Premiums received
               $15,628,765) - (33.0%)                                         (58,703,680)

               Preferred Shares, at Liquidation Value -
               (-70.1% of Net Assets Applicable to Common Shares
               or -23.2% of Total Investments)                               (125,000,000)
------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100.0%               $178,223,275
==========================================================================================

See notes to financial statements.

                                           Annual Report | October 31, 2008 | 13

DCS | Dreman/Claymore Dividend & Income Fund |
PORTFOLIO OF INVESTMENTS continued

CONTRACTS
(100 SHARES                                          EXPIRATION    EXERCISE
PER CONTRACT)    PUT OPTIONS WRITTEN(e)                    DATE       PRICE         VALUE
------------------------------------------------------------------------------------------
       40,208    Financial Select Sector
                 SPDR Fund                         January 2009    $  30.00  $ 58,703,680
-----------------------------------------------------------------------------------------
                 TOTAL OPTIONS WRITTEN

                 (Premiums received $15,628,765)                             $ 58,703,680
==========================================================================================

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to 12.2% of net assets applicable to common shares.

(b)  Floating or variable rate security.

(c) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $2,900,000 which represents 1.6% of Net Assets Applicable to Common Shares.

(d) All or a portion of this security position represents cover for outstanding options written.

(e)  Non-income producing security.

(f) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(g) $180,086,962 of this money market fund has been physically segregated in connection with the redemption of preferred shares.

Ratings (unaudited) shown are per Standard & Poor's; securities classified NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.


See notes to financial statements.

14 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2008

ASSETS
   Investments in securities, at value (cost $754,041,088)                                        $359,561,278
   Restricted short term investments (cost $180,086,962)                                           180,086,962
   Dividends and interest receivable                                                                 3,081,876
   Receivable for securities sold                                                                      226,635
   Receivable for variation margin                                                                      15,478
   Other assets                                                                                         19,092
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 542,991,321
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for auction rate preferred shares redeemed (7,200 shares at liquidation preference)     180,000,000
   Written option, at value (premiums received of $15,628,765)                                      58,703,680
   Dividends payable - preferred shares                                                                417,293
   Advisory fee payable                                                                                295,253
   Administrative fee payable                                                                            7,663
   Due to custodian                                                                                        329
   Accrued expenses and other liabilities                                                              343,828
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                            239,768,046
--------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   Auction Market Preferred Shares $.01 par value per share; 5,000 authorized,
   issued and outstanding at $25,000 per share liquidation preference                              125,000,000
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $178,223,275
==============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
      45,399,424 shares issued and outstanding                                                    $    453,994
   Additional paid-in capital                                                                      843,184,328
   Accumulated net unrealized depreciation on investments, currency, options,
   and futures transactions                                                                       (434,849,184)
   Accumulated net realized loss on investments, futures, options, currency,
      and swap transactions                                                                       (230,370,447)
   Accumulated net investment loss                                                                    (195,416)
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $178,223,275
==============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 45,399,424 common shares outstanding)                                                $       3.93
==============================================================================================================

See notes to financial statements.

                                           Annual Report | October 31, 2008 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $2,230,826)                   $ 57,527,610
   Interest (net of foreign withholding taxes of $348,877)                        15,733,250
---------------------------------------------------------------------------------------------------------------
      Total income                                                                               $  73,260,860
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    9,295,300
   Auction agent fee-preferred shares                                              1,090,010
   Professional fees                                                                 271,252
   Custodian fee                                                                     269,232
   Administrative fee                                                                195,534
   Fund accounting                                                                   189,363
   Trustees' fees and expenses                                                       186,319
   Printing expenses                                                                 185,475
   Insurance expense                                                                  52,066
   NYSE listing                                                                       35,901
   Miscellaneous                                                                      16,648
   Transfer agent fee                                                                 15,328
   Rating agency fee                                                                  14,671
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                11,817,099
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                         61,443,761
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND SWAP
   TRANSACTIONS Net realized gain (loss) on:
      Options                                                                                        8,234,924
      Investments                                                                                 (227,688,969)
      Swaps                                                                                         (4,080,919)
      Futures                                                                                      (10,752,316)
      Foreign currency transactions                                                                     (9,669)
   Net change in unrealized appreciation (depreciation) on:
      Futures                                                                                        2,705,311
      Foreign currency translations                                                                       (966)
      Options                                                                                      (55,863,339)
      Swaps                                                                                           (155,809)
      Investments                                                                                 (552,483,785)
---------------------------------------------------------------------------------------------------------------
   NET LOSS ON INVESTMENTS, FUTURES, OPTIONS, AND SWAP TRANSACTIONS                               (840,095,537)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHARES FROM
   Net investment income                                                                           (18,702,569)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS           $(797,354,345)
===============================================================================================================

See notes to financial statements.


16 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Statements of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                      FOR THE            FOR THE
                                                                                   YEAR ENDED         YEAR ENDED
                                                                             OCTOBER 31, 2008   OCTOBER 31, 2007
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS
   Net investment income                                                       $   61,443,761     $   69,743,712
   Net realized gain (loss) on investments, futures, options, currency,
      and swap transactions                                                      (234,296,949)         5,361,408
   Net change in unrealized depreciation on investments,
      futures, currency, options, and swap transactions                          (605,798,588)       (44,064,690)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                          (18,702,569)       (22,730,366)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to common shareholders
      resulting from operations                                                  (797,354,345)         8,310,064
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                    (42,775,963)       (59,019,251)
   Return of capital                                                              (16,243,288)                --
-----------------------------------------------------------------------------------------------------------------
   Total distributions to common shareholders                                     (59,019,251)      (59,019,251)
-----------------------------------------------------------------------------------------------------------------
      Total decrease in net assets applicable to common shareholders             (856,373,596)      (50,709,187)
NET ASSETS
   Beginning of period                                                          1,034,596,871      1,085,306,058
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
      income of ($195,416) and $2,536,910, respectively.)                      $  178,223,275     $1,034,596,871
=================================================================================================================

See notes to financial statements.
                                           Annual Report | October 31, 2008 | 17

DCS | Dreman/Claymore Dividend & Income Fund
Financial HIGHLIGHTS |

                                                                                                                      FOR THE PERIOD
                                                                   FOR THE      FOR THE      FOR THE      FOR THE  JANUARY 27, 2004*
PER SHARE OPERATING PERFORMANCE                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD           OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,        OCTOBER 31,
                                                                      2008         2007         2006         2005               2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    22.79   $    23.91   $    20.62   $    18.89     $    19.10 (b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                          1.35         1.54         1.42         1.20           0.86
   Net realized and unrealized gain (loss) on investments,
   futures and swap transactions                                    (18.50)       (0.86)        3.61         2.11          (0.18)
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income (common share equivalent basis)        (0.41)       (0.50)       (0.44)       (0.28)(g)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                              (17.56)        0.18         4.59         3.03           0.59
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                       (0.94)       (1.30)       (1.30)       (1.30)         (0.65)
   Return of capital                                                 (0.36)          --           --         0.00 (f)         --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                     (1.30)       (1.30)       (1.30)       (1.30)         (0.65)
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES
   CHARGED TO PAID-IN-CAPITAL                                           --           --           --           --          (0.15)
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                  $     3.93   $    22.79   $    23.91   $    20.62     $    18.89
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                     $     2.98   $    19.62   $    21.61   $    18.20     $    17.88
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                  (81.30)%       0.67%       23.05%       16.24%          2.47%
   Market value                                                     (83.31)%      (3.53)%      26.97%        8.97%         (7.33)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders,
   end of period (thousands)                                    $  178,223   $1,034,597   $1,085,306   $  936,010     $  857,388
Preferred Shares, at liquidation value ($25,000
   per share liquidation preference) (thousands)                $  125,000   $  425,000   $  425,000   $  425,000     $  425,000
Preferred Shares asset coverage per share                       $   60,645   $   85,859   $   88,842   $   80,059     $   75,435
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, including interest expense                         1.76%(h)     1.42%(h)     1.47%        1.50%          1.53%(d)
   Interest expense                                                     --           --           --           --           0.07%(d)
   Net investment income, prior to effect of dividends
      to preferred shares                                             9.15%        6.47%        6.41%        5.82%          6.20%(d)
   Net investment income, after effect of dividends
      to preferred shares                                             6.36%        4.36%        4.40%        4.45%          5.57%(d)
Ratios to Average Managed Assets: (e)
   Total expenses, including interest expense                         1.08%(h)     1.02%(h)     1.03%        1.03%          1.05%(d)
   Interest expense                                                     --           --           --           --           0.05%(d)
   Net investment income, prior to effect of dividends
      to preferred shares                                             5.62%        4.64%        4.50%        4.00%          4.28%(d)
Portfolio turnover                                                      68%          57%          25%          17%             6%

*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(f)  Amount is less than $.01.

(g)  Distributions partially from return of capital.

(h) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.02% for the years ended October 31,2008 and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

See notes to financial statements.

18 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2008


Note 1 - ORGANIZATION:

Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(A) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of October 31, 2008 there were no swap agreements outstanding.

(D) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

At October 31, 2008, the following futures contracts were outstanding:

            SHORT   NUMBER OF     EXPIRATION     ORIGINAL          VALUE AT     UNREALIZED
        CONTRACTS   CONTRACTS          MONTH        VALUE  OCTOBER 31, 2008   APPRECIATION
------------------------------------------------------------------------------------------
     S&P 500(CME)          38    December-08  $11,894,661        $9,189,350     $2,705,311
------------------------------------------------------------------------------------------


                                           Annual Report | October 31, 2008 | 19

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS continued

(E) OPTIONS

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market as a means of achieving additional return or of hedging the value of the Fund's portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(F) DISTRIBUTIONS

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the difference between book and tax characterization of distributions have been reclassed on the Statements of Assets and Liabilities.

(G) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency transactions.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the "Investment Manager"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                     RATE
-----------------------------------------------------------------------
First $200,000,000                                              0.0275%
Next $300,000,000                                               0.0200%
Next $500,000,000                                               0.0150%
Over $1,000,000,000                                             0.0100%
-----------------------------------------------------------------------
For the year ended October 31, 2008 the Fund recognized expenses of approximately $195,534 for these services.


20 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS continued


The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution of capital gains for tax purposes in the amount of $542,270 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent book and tax difference relating to the distributions received from real estate investment trusts, royalty trusts, partnerships, and trust preferred securities totaling $2,101,887 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent book and tax difference relating to losses on foreign currency transactions in the amount of $9,669 was reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference relating to the nondeductible losses from a limited partnership totaling $242,650 was reclassified from accumulated net investment loss to additional paid-in capital. Finally, a permanent book and tax difference in the amount of $1,370,919 relating to the payments on the swap agreement was reclassified from accumulated net investment loss to accumulated net realized loss.

Information on the components of net assets on a tax basis as of October 31, 2008 is as follows:

                                                                            NET TAX    UNDISTRIBUTED      UNDISTRIBUTED
                                                         NET TAX         UNREALIZED         ORDINARY          LONG-TERM
         COST OF      GROSS TAX      GROSS TAX        UNREALIZED    DEPRECIATION ON          INCOME/             GAINS/
     INVESTMENTS     UNREALIZED     UNREALIZED   DEPRECIATION ON    DERIVATIVES AND     (ACCUMULATED)      (ACCUMULATED)
FOR TAX PURPOSES   APPRECIATION   DEPRECIATION       INVESTMENTS   FOREIGN CURRENCY    ORDINARY LOSS)      CAPITAL LOSS)
------------------------------------------------------------------------------------------------------------------------
    $933,255,763    $36,151,040  $(429,758,563)    $(393,607,523)      $(43,074,685)       $(417,293)     $(228,315,546)
------------------------------------------------------------------------------------------------------------------------

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $228,315,546 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the years ended October 31, 2008 and 2007, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                        2008                 2007
--------------------------------------------------------------------------
Capital gain - common shares             $   377,304*        $  8,831,953*
Capital gain - preferred shares              164,966*           3,392,877*
Ordinary income - common shares           42,398,659           50,187,298
Ordinary income - preferred shares        18,537,603           19,337,489
Return of capital - common shares         16,243,288                   --
--------------------------------------------------------------------------
                                         $77,721,820         $ 81,749,617
--------------------------------------------------------------------------

*The Fund hereby designates these distributions as long term capital gains according to IRC Section 852(b)(3)(C).

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No.48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of October 31, 2008. Tax years 2005, 2006, and 2007 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENTS IN SECURITIES:

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of investments, excluding options and short-term securities, were $754,405,684 and $967,647,031, respectively.


                                           Annual Report | October 31, 2008 | 21

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS continued


Transactions in written option contracts during the year ended October 31, 2008 were as follows:

                                                  NUMBER OF CONTRACTS     PREMIUMS RECEIVED
-------------------------------------------------------------------------------------------
Options outstanding, beginning of year                         69,186         $ 13,938,788
Options written during the period                              66,130           25,801,854
Options expired during the period                             (33,250)          (8,234,924)
Options assigned during the period                            (61,858)         (15,876,953)
-------------------------------------------------------------------------------------------
Options outstanding, end of period                             40,208         $ 15,628,765
-------------------------------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2008 and 2007.

PREFERRED SHARES

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares. Dividends are accumulated daily at an annual rate set through auction procedures.

The broad auction-rate preferred securities market, including the Fund's Auction Market Preferred Shares ("AMPS"), has experienced considerable disruption in the past several months. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS.A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

On September 29, 2008 the Fund announced the redemption of $150 million of preferred shares. On October 20, 2008, the Fund announced an additional redemption of $150 million of preferred shares. As of October 31, 2008, $120 million of these preferred shares were redeemed. The remaining $180 million of these preferred shares were scheduled to be redeemed on the following dates:

               NUMBER OF
                  SHARES              AMOUNT                  REDEMPTION
SERIES          REDEEMED            REDEEMED                        DATE
------------------------------------------------------------------------
M7                 1,200         $30,000,000           November 12, 2008
T28                1,200         $30,000,000            November 5, 2008
T28                1,200         $30,000,000            December 3, 2008
W7                 1,200         $30,000,000           November 13, 2008
TH28               1,200         $30,000,000           November 21, 2008
F7                 1,200         $30,000,000           November 10, 2008

Dividends are accumulated daily at an annual rate set through auction procedures.

For the year ended October 31, 2008, the annualized dividend rates ranged from:

                          HIGH                     LOW    AT OCTOBER 31, 2008
-----------------------------------------------------------------------------
Series M7                5.94%                   3.39%                  3.39%
Series T28               5.70%                   3.68%                  5.39%
Series W7                6.00%                   3.27%                  3.27%
Series TH28              6.15%                   3.70%                  4.51%
Series F7                5.94%                   3.41%                  3.41%

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value.

AMPS, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the AMPS.


22 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS continued


Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157; "Fair Value Measurements" ("FAS 157").This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued SFAS No.161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 9 - SUBSEQUENT EVENT:

On November 1, 2008, the Board of Trustees declared a quarterly dividend of $0.045 per common share. This dividend was payable on November 28, 2008 to shareholders of record on November 14, 2008.

On November 26, 2008 the Fund announced the redemption of the following AMPS:

              NUMBER OF
                  SHARES             AMOUNT                  REDEMPTION
SERIES          REDEEMED            REDEEMED                       DATE
-----------------------------------------------------------------------
M7                    80          $2,000,000          December 16, 2008
T28                   80          $2,000,000          December 31, 2008
W7                    80          $2,000,000          December 18, 2008
TH28                  80          $2,000,000          December 19, 2008
F7                    80          $2,000,000          December 15, 2008

This redemption is in addition to those discussed in Note 6.

On November 26, 2008 Fitch Ratings downgraded the rating of the Fund's AMPS to 'AA' from 'AAA'.



                                           Annual Report | October 31, 2008 | 23

DCS | Dreman/Claymore Dividend & Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
DREMAN/CLAYMORE DIVIDEND & INCOME FUND

We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 27, 2004 (commencement of operations) through October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund as of October 31, 2008, and the results of its operations for the year in the period then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period from January 27, 2004 (commencement of operations) through October 31, 2004, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 22, 2008


24 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $54,845,876 was received by the Fund through October 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $35,832,713 of investment income qualifies for the dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

RESULT OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on September 24, 2008. Common and preferred shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

                                 # OF SHARES         # OF SHARES
                                    IN FAVOR            WITHHELD
----------------------------------------------------------------
Richard L. Crandall                   12,736               2,313
David C. Hooten                       12,734               2,312

The other Trustees of the Fund whose terms did not expire in 2008 are David N. Dreman, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.


TRUSTEES
The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

                                                                                         NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                  FUNDS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                       FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                            OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall      Since 2004        Managing Partner of Aspen Partners, LLC       1                    Chairman, Novell,
Year of birth: 1944                        since 2003, Founding Co-Partner of Arbor                           Inc.,and Pelstar, LLC
Trustee                                    Venture Partners, LLC since 2000, and                              Director, Diebold,
                                           Chairman of Enterprise Software Roundtable                         Inc. and iTRACS Corp.
                                           since 1994. Formerly, Director and Special
                                           Advisor of GIGA Information Group
                                           (1995-2003) and Chairman of GIGA Information
                                           Group (2002-2003), Founder and ex-Chairman
                                           and CEO of Comshare, Inc. (1966-1994).
------------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III      Since 2004        Founder of Roman Friedrich & Company,         1                    Director, StrataGold
Year of birth: 1946                        which specializes in the provision of                              Corp.; Gateway Gold
Trustee                                    financial advisory services to                                     Corp. and GFM
                                           corporations in the resource sector.                               Resources Ltd.
                                           Previously, Managing Director at TD
                                           Securities. Managing Director Lancaster
                                           Financial Ltd.; Wood Gundy; Burns Fry
                                           Ltd.; President, Chase Manhattan Bank
                                           (Canada) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2004       Partner of Nyberg & Cassioppi, LLC, a         46                   None
Year of birth: 1953                        law firm specializing in corporate law,
Trustee                                    estate planning and business
                                           transactions from 2000-present.
                                           Formerly, Executive Vice President,
                                           General Counsel and Corporate Secretary
                                           of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2004       Formerly, Vice President, Manager and         43                   None
Year of birth: 1958                        Portfolio Manager of Nuveen Asset
Trustee                                    Management (1998-1999), Vice President
                                           of Nuveen Investment Advisory Corp.
                                           (1992-1999), Vice President and Manager
                                           of Nuveen Unit Investment Trusts
                                           (1991-1999), and Assistant Vice
                                           President and Portfolio Manager of
                                           Nuveen Unit Investment Trusts
                                           (1988-1999), each of John Nuveen &
                                           Company, Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
David N. Dreman+          Since 2004       Founder, Chairman and Chief Investment        1                    Trustee, The Institute
Harborside Financial Center                Officer of Dreman Value Management, LLC,                           of Behavioral Finance,
Plaza 10, Suite 800                        an investment advisory firm with                                   Jazz Aspen, and
Jersey City, NJ 07311-4037                 approximately $9.5 billion under                                   University of
Year of birth: 1936                        management, in various mutual funds                                Manitoba.
Trustee                                    including several branded under the
                                           Scudder-Dreman name; annuity products;
                                           institutional accounts, including
                                           pension, foundation and endowment funds;
                                           and SMAs for high net-worth individuals.
                                           Author of several books including
                                           Contrarian Investment Strategies: The
                                           Next Generation and Psychology and
                                           the Stock Market. Forbes columnist
                                           for 25 years and co-editor of the
                                           academic journal, The Journal of
                                           Behavioral Finance.
------------------------------------------------------------------------------------------------------------------------------------
David C. Hooten++         Since 2008       Chairman of the Board of Directors and        1                    None
Year of birth: 1962                        Chief Executive Officer (2001-present)
Trustee                                    of Claymore Group Inc. and its
                                           predecessor Companies.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Friedrich and Nyberg, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of the shareholders.

     -Messrs. Dreman and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of the shareholders.

     -Messrs. Crandall and Hooten, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dreman is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund's Investment Manager.

++ Mr. Hooten is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser and certain of its affiliates.

                                           Annual Report | October 31, 2008 | 25

DCS | Dreman/Claymore Dividend & Income Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED       AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Effective                   Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                 June 5, 2008                Advisors, LLC and Claymore Securities Inc. (2008-Present).
Chief Executive Officer                                         Formerly, Managing Director of Research, Nuveen Asset Management
                                                                (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                      Effective                   Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                 June 5, 2008                Advisors, LLC and Claymore Group, Inc. (2007-present). Formerly,
Chief Legal Officer                                             Associate General Counsel and Assistant Corporate Secretary of
                                                                NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2004                  Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                             Securities, Inc. (2005-present). Formerly, Chief Financial
Chief Accounting Officer,                                       Officer of Claymore Group Inc. (2005-2006); Managing Director of
Chief Financial Officer                                         Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005).
and Treasurer                                                   Treasurer of Henderson Global Funds and Operations Manager for
                                                                Henderson Global Investors (NA) Inc., (2002-2003). Managing
                                                                Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006                  Vice President, Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                             (2006 to present). Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                        of Harris Investment Management, Inc. (2003-2006). Director-
                                                                Compliance of Harrisdirect LLC (1999-2003
------------------------------------------------------------------------------------------------------------------------------------
Matt Patterson                      Since 2006                  Vice President, of Claymore Advisors, LLC (2006-present).
Year of birth: 1971                                             Previously, Securities Counsel, Caterpillar, Inc., (2004-2006);
Secretary                                                       Associate, Skadden, Arps, Slate, Meagher & Flom, LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
E. Clifton Hoover                   Since 2006                  Co-Chief Investment Officer and Managing Director of Dreman Value
Year of birth: 1957                                             Management, LLC (2006 to present). Managing Director and  Portfolio
Vice President                                                  Manager of NFJ Investment Group (1997-2006)
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 | Annual Report | October 31, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


                                           Annual Report | October 31, 2008 | 27

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


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

DCS | Dreman/Claymore Dividend & Income Fund


Fund INFORMATION |


BOARD OF TRUSTEES
Richard L. Crandall

David N. Dreman*

Roman Friedrich III,
Chairman

Dave Hooten*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
J.Thomas Futrell
Chief Executive Officer
(Effective June 5, 2008)

Kevin Robinson
Chief Legal Officer
(Effective June 5, 2008)

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Matthew J. Patterson
Secretary

E. Clifton Hoover
Vice President

INVESTMENT MANAGER
Dreman Value Management, LLC
Aspen, Colorado

INVESTMENT ADVISER AND
ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK - DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF DREMAN/CLAYMORE DIVIDEND & INCOME FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF DREMAN/CLAYMORE DIVIDEND & INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission ("SEC") rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                           Annual Report | October 31, 2008 | 31

DCS | Dreman/Claymore Dividend & Income Fund

About the FUND MANAGER |


DREMAN VALUE MANAGEMENT, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of October 31, 2008, the firm had approximately $9.5 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

INVESTMENT PHILOSOPHY

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

o We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

o Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

o We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

INVESTMENT PROCESS

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

o    Screen for stocks with below market P/E ratios.

o    Further refine candidates by applying additional value screens.

o    Fundamental analysis is applied to remaining candidates.

o Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 07/08


                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



 DCS
LISTED
 NYSE


DCS-AR-1031

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the annual report, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a). Audit Fees: the aggregate fees billed for the fiscal year 2008, for professional services rendered by the principal accountant for the audit were $39,000. The aggregate fees billed for fiscal year 2007 for professional services rendered by the principal accountant were $37,000.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2008, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $16,300. These amounts represent costs associated with the audit of the registrants preferred share asset test. The Audit-Related Fees for 2007 were $6,000.

c). Tax Fees: the aggregate fees billed for the fiscal year 2008, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000. The Tax Fees for 2007 were $6,000.

d). All Other Fees: the aggregate fees billed for the fiscal year 2008, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for 2007 were $0.

The registrant's principal accountant did not bill fees for services not included in Items 4(b), (c) or (d) above that required approval by the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: the Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent auditors. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Fund. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson or any member of the Audit Committee for non-prohibited services up to $10,000. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) None of the services described in each of Items 4(b) through (d) were approved by the registrant's audit committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2008 were $22,300. The non-audit fees for the fiscal year 2007 were $12,000.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald
     E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Dreman Value Management, LLC (the "Sub-Adviser"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) David N. Dreman and the portfolio management team are responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31st, 2008:

  -------------------------------- ---------------- -----------------------------------------------------------------
  NAME                             SINCE            PROFESSIONAL EXPERIENCE
  -------------------------------- ---------------- -----------------------------------------------------------------
  David N. Dreman                  Since 2004       Founder, Chairman and Chief Investment Officer of Dreman Value
                                   (inception)      Management, LLC ("DVM"), an investment advisery firm with
                                                    approximately $9.5 billion under management, in various mutual funds including several branded under the DWS Dreman name;
                                                    annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian
                                                    Investment Strategies: The Next Generation and Psychology and the
                                                    Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.
  -------------------------------- ---------------- -----------------------------------------------------------------

  -------------------------------- ---------------- -----------------------------------------------------------------
  E. Clifton Hoover, Jr.           2006             Co-Chief Investment Officer and Managing Director of Dreman
                                                    Value Management, LLC.  Over 20 years of investment
                                                    experience.  Managing Director and Portfolio Manager at NJF
                                                    Investment Group since 1997, prior to joining DVM.  Mr. Hoover has a Masters in Finance from Texas Tech University and also holds a Chartered Financial Analyst designation.
  -------------------------------- ---------------- -----------------------------------------------------------------
  Gary Herbert                     2007             Portfolio Manager of High Yield and Leveraged Loan products at
                                                    DVM.  Over 16 years of investment experience in the fixed
                                                    income area.  Mr. Herbert was an Executive Director of the
                                                    Investment Management Group and Portfolio Manager and Analyst
                                                    at Morgan Stanley since 1999, prior to joining DVM.  Mr.
                                                    Herbert has a MBA from Columbia University and also holds a
                                                    Chartered Financial Analyst designation.
  -------------------------------- ---------------- -----------------------------------------------------------------

(a)  (2)  (i-iii)  Other accounts managed. Dreman Value Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of October 31st, 2008:

                            REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                  COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                            # OF                          # OF                             # OF
NAME                      ACCOUNTS     TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
David N. Dreman              20      $ 7.63 billion        7           $ 181 million       145         $ 1.22 billion
E. Clifton Hoover Jr.        16      $ 7.48 billion        0           $      0            126         $ 1.09 billion
Gary Herbert                 1       $ 653.7 million       0           $      0             0          $      0

(a)  (2)  (iv)  Conflicts of Interest. If another account of the Portfolio
                Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Dreman Value Management, LLC.

          Portfolio Manager Compensation

          The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

          The Sub-Adviser's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Adviser's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

          Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Adviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Adviser's profit sharing plan, a defined contribution plan that allows the Sub-Adviser to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The Sub-Adviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Adviser's profit sharing plan vest over a specified term. Finally all employees of the Sub-Adviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

          The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

          Quantitative factors:

          (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.


          (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.


          (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

          Qualitative factors:

                (i) Ability to work well with other members of the investment professional team and mentor junior members.


               (ii) Contributions to the organizational overall success with new product strategies.


              (iii) Other factors such as contributing to the team in a
                    leadership role and by being responsive to requests for assistance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Dreman Value Management, LLC Portfolio Manager as of October 31st, 2008:


                                                    DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                             SECURITIES IN FUND
David N. Dreman                                        Over $1,000,000
E. Clifton Hoover Jr.                                        None
Gary Herbert                                                 None


(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On December 9, 2008, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on August 20, 2008, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics for Chief Executive and Financial Officer.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund
             -------------------------------------------------------------------

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    January 9, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    January 9, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    January 9, 2009